SECOND AMENDMENT TO RECEIVABLES FINANCING AGREEMENT This Second Amendment to Receivables Financing Agreement (this “Amendment”), dated as of March 19, 2021, is by and among ZEBRA TECHNOLOGIES RSC, LLC, a Delaware limited liability company, as Borrower (together with its successors and assigns, the “Borrower”); ZEBRA TECHNOLOGIES INTERNATIONAL, LLC, an Illinois limited liability company, in its individual capacity and as initial Servicer (in such capacity, together with its successors and assigns in such capacity, the “Servicer”); the Lenders and Group Agents party to the Financing Agreement (as hereinafter defined); PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Lender (in such capacity, the “Lender”) and as Administrative Agent (in such capacity together with its successors and assigns in such capacity, the “Administrative Agent”); and PNC CAPITAL MARKETS LLC, a Pennsylvania limited liability company, as Structuring Agent (the “Structuring Agent”). W I T N E S S E T H: WHEREAS, the Borrower, the Servicer, the Lenders, the Group Agents, the Administrative Agent, and the Structuring Agent are party to that certain Receivables Financing Agreement dated as of December 1, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Financing Agreement”). WHEREAS, the Borrower, the Servicer, the Lenders, the Group Agents and the Administrative Agent hereby agree to make certain amendments to the Financing Agreement, as permitted by Section 14.01 of the Financing Agreement, pursuant to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties hereto agree as follows: Section 1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement. Section 2. [RESERVED]. Section 3. AMENDMENTS. The Financing Agreement is hereby amended to incorporate the changes reflected in the conformed copy of the Financing Agreement attached hereto as Exhibit A. A redline with changed pages only showing the changes made to the Financing Agreement pursuant to this Amendment is attached hereto as Exhibit B. Section 4. REPRESENTATIONS OF THE BORROWER AND THE SERVICER. Each of the Borrower and the Servicer hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in Article VII of the Financing Agreement and any other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof and after giving effect to this Amendment (except to the

-2- extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date). Section 5. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date first written above upon the satisfaction or waiver of the following conditions precedent: (a) the Administrative Agent shall have received a fully executed counterpart of this Amendment from each of the other parties hereto; (b) the Administrative Agent shall have received an executed Reaffirmation, Acknowledgment and Consent of Performance Guarantor dated as of the date hereof; (c) each of the representations and warranties of the Borrower and the Servicer contained herein or in any other Transaction Document (after giving effect to this Amendment) shall be true and correct in all material respects (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date); and (d) no Unmatured Event of Default or Event of Default shall have occurred and be continuing. Section 6. COUNTERPARTS. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. Section 8. GOVERNING LAW AND JURISDICTION. Sections 14.07, 14.10 and 14.11 of the Financing Agreement are incorporated in this Amendment by reference as if such provisions were set forth herein mutatis mutandis. Section 9. HEADINGS. The headings of this Amendment are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Amendment. Section 7. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.